UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under [section]240.14a-12

                        THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     5)   Total fee paid:
     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     ___________________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     3)   Filing Party:
     ___________________________________________________________________________

     4)   Date Filed:
     ___________________________________________________________________________

                      RICE HALL JAMES SMALL CAP PORTFOLIO
                      RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES SMID CAP PORTFOLIO
                                EACH A SERIES OF
                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio, and the Rice Hall James SMID Cap Portfolio (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for September 26, 2016. If you are a shareholder of record of a Fund as of the close of business on July 29, 2016, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Rice Hall James & Associates, LLC ("RHJ") (the "New Agreement"). RHJ currently serves as investment adviser to each Fund pursuant to an interim advisory agreement between the Trust, on behalf of each Fund, and RHJ (the "Interim Agreement"), because the July 31, 2016 redistribution of a portion of the RHJ ownership interests of Mr. Thomas W. McDowell, Jr., Chief Executive Officer and Chief Investment Officer of RHJ and portfolio manager of the Funds, to other RHJ employees (the "Transaction") may have been considered to result in a change in control of RHJ under the Investment Company Act of 1940, as amended, and, accordingly, in the assignment and automatic termination of the prior advisory agreement between the Trust, on behalf of each Fund, and RHJ (the "Prior Agreement"). As discussed in more detail in the accompanying materials, you are being asked to approve the New Agreement to enable RHJ to continue to serve as the investment adviser to each Fund following the expiration of the Interim Agreement. The New Agreement has the same advisory fees as, and does not materially differ from, the Prior Agreement.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY APPROVED THE NEW AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" THE NEW AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you need additional voting information, please call 1-800-331-7543 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Michael Beattie
-------------------
Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                        IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio, and the Rice Hall James SMID Cap Portfolio (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust").

                             QUESTIONS AND ANSWERS

Q.   WHY AM I BEING ASKED TO VOTE ON A NEW ADVISORY AGREEMENT FOR MY FUND(S)?

A. You are being asked to vote on a new advisory agreement for your Fund(s) because, on July 31, 2016, Rice Hall James & Associates, LLC ("RHJ"), the investment adviser to each Fund, purchased a portion of the RHJ ownership interests held by Mr. Thomas W. McDowell, Jr., Chief Executive Officer and Chief Investment Officer of RHJ and portfolio manager of the Funds, and redistributed them to other RHJ employees (the "Transaction"). Because the Transaction caused Mr. McDowell to go from owning 25.4% of the RHJ ownership interests to owning less than 25% of the RHJ ownership interests, it may have been considered to result in a change of control of RHJ under the Investment Company Act of 1940, as amended, and accordingly in the assignment and automatic termination of the investment advisory agreement pursuant to which RHJ provided investment advisory services to each Fund (the "Prior Agreement"). An interim advisory agreement between the Trust, on behalf of each Fund, and RHJ (the "Interim Agreement") became effective at the time of the Transaction, but it is proposed that shareholders approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RHJ (the "New Agreement") to enable RHJ to continue to serve as the investment adviser to each Fund following the expiration of the Interim Agreement.

Q.   HOW HAS THE TRANSACTION AFFECTED ME AS A SHAREHOLDER?

A. The Transaction did not result in any changes to the organization or structure of the Funds. You still own the same shares in the same Fund(s). If the New Agreement is approved, RHJ will continue to provide advisory services to each Fund on the same terms, and at the same advisory fee rate, as RHJ provided such services under the Prior Agreement, and the portfolio managers of the Funds will not change.

Q.   HOW DOES THE NEW AGREEMENT DIFFER FROM THE PRIOR AGREEMENT?

A. The New Agreement is identical to the Prior Agreement, except with respect to the date.

Q.   HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Trust (the "Board") unanimously approved the New Agreement at a meeting held on May 18, 2016, and recommend that you vote "FOR" the approval of the New Agreement. Please see "Board Considerations in Approving the New Agreement" for more information.

Q.   WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. On May 18, 2016, the Board also approved the Interim Agreement, which became effective at the time of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the Transaction or such time as shareholders of each Fund approve the New Agreement, pursuant to which RHJ is currently providing investment advisory services for each Fund. If the New Agreement is not approved by shareholders, RHJ will continue to provide services to each Fund under the Interim Agreement until its term expires, and the Board will consider what further action is in the best interests of each Fund and its shareholders, including resubmitting the New Agreement to shareholders for approval.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need additional voting information, please call 1-800-331-7543 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      RICE HALL JAMES SMALL CAP PORTFOLIO
                      RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES SMID CAP PORTFOLIO
                                EACH A SERIES OF
                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 2016

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio, and the Rice Hall James SMID Cap Portfolio (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on September 26, 2016, at 10:00 a.m., Eastern time.

At the Meeting, shareholders of record of each Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Rice Hall James & Associates, LLC (the "New Agreement"), and to transact such other business, if any, as may properly come before the Meeting.

All shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

Shareholders of record of each Fund at the close of business on July 29, 2016 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 26, 2016.

The proxy statement is available at www.proxyonline.com/docs/RHJ2016.pdf.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie
                                             -------------------
                                             Michael Beattie
                                             President

                      RICE HALL JAMES SMALL CAP PORTFOLIO
                      RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES SMID CAP PORTFOLIO
                                EACH A SERIES OF
                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio, and the Rice Hall James SMID Cap Portfolio (each a "Fund" and together, the "Funds") to be held on Monday, September 26, 2016 at 10:00 a.m., Eastern time at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of each Fund at the close of business on July 29, 2016 (the "Record Date") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to shareholders on or about August 26, 2016.

The Trust currently offers Institutional Class Shares of the Rice Hall James Small Cap Portfolio and the Rice Hall James Micro Cap Portfolio and Investor Class Shares of the Rice Hall James SMID Cap Portfolio (the "Shares"). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:

-----------------------------------------------------------------------------------------------------------
FUND                                                                       SHARES ISSUED AND OUTSTANDING
-----------------------------------------------------------------------------------------------------------
Rice Hall James Small Cap Portfolio - Institutional Class Shares           4,425,833.869
-----------------------------------------------------------------------------------------------------------
Rice Hall James Micro Cap Portfolio - Institutional Class Shares           1,551,340.464
-----------------------------------------------------------------------------------------------------------
Rice Hall James SMID Cap Portfolio - Investor Class Shares                 231,002.888
-----------------------------------------------------------------------------------------------------------

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to in this proxy statement as an "Independent Trustee."

          PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

THE CHANGE IN CONTROL OF RICE HALL JAMES & ASSOCIATES, LLC ("RHJ")

You are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RHJ (the "New Agreement") because, on July 31, 2016, RHJ, the investment adviser of each Fund, purchased a portion of the RHJ ownership interests held by Mr. Thomas W. McDowell, Jr., Chief Executive Officer and Chief Investment Officer of RHJ and portfolio manager of the Funds, and redistributed them to other RHJ employees (the "Transaction"). The Transaction caused Mr. McDowell to go from owning 25.4% of the RHJ ownership interests to owning less than 25% of the RHJ ownership interests. Under the 1940 Act, any person who owns more than 25% of the voting securities of a company is presumed to control such company and any person who owns less than 25% of the voting securities of a company is presumed not to control such company. Accordingly, the Transaction may have been considered to have resulted in a change in control of RHJ under the 1940 Act, resulting in the assignment, and automatic termination, pursuant to Section 15(a)(4) of the 1940 Act, of the advisory agreement between the Trust, on behalf of each Fund, and RHJ (the "Prior Agreement").

As discussed in greater detail below, at a meeting held on May 18, 2016 (the "Board Meeting"), the Board approved the New Agreement, which would become effective upon shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to each Fund's shareholders. At the Board Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of each Fund, and RHJ (the "Interim Agreement"), which became effective at the time of the Transaction, under which RHJ may provide investment advisory services for each Fund for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement. Shareholders of the Funds are not being asked to approve the Interim Agreement. However, in order for RHJ to continue to provide investment advisory services to each Fund following the expiration of the Interim Agreement, shareholders of each Fund must approve the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Funds. You still own the same shares in the same Fund(s). If the New Agreement is approved, RHJ will continue to serve as each Fund's investment adviser, and the portfolio managers of the Funds will not change. Under the New Agreement, RHJ will provide the same advisory services to the Funds on the same terms, and at the same advisory fee rate, as RHJ provided such services under the Prior Agreement. In addition, the Funds' other service providers have not changed, and the Funds' operating expenses are not expected to increase, as a result of the Transaction.

If the New Agreement is not approved by shareholders, the Funds will continue to operate under the Interim Agreement until its term expires, and the Board will consider what further action is in the best interests of each Fund and its shareholders, which may include resubmitting the New Agreement to shareholders for approval.

REQUIRED VOTE

Shareholders of each Fund will vote separately on the Proposal. The New Agreement must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities.

SECTION 15(F) OF THE 1940 ACT

Because the Transaction may have been considered to have resulted in a change of control of RHJ under the 1940 Act resulting in the assignment of the Prior Agreement, RHJ intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by RHJ of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Funds. Moreover, RHJ has agreed that, for the two year period following the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Funds.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. RHJ will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" (as defined in the 1940 Act) of RHJ for the three-year period following the Transaction.

DESCRIPTION OF THE MATERIAL TERMS OF THE PRIOR AGREEMENT, THE NEW AGREEMENT, AND THE INTERIM AGREEMENT

     MATERIAL TERMS OF THE PRIOR AGREEMENT AND THE NEW AGREEMENT

The Prior Agreement, dated August 8, 2008, was initially approved by the Board for a term of two years at its May 14, 2008 meeting. In connection with a prior change of control of RHJ, the Prior Agreement was approved by each Fund's shareholders at a special meeting held on August 8, 2008.

The New Agreement will become effective with respect to a Fund upon its approval by such Fund's shareholders. The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of the material terms of the New Agreement. The following summary of the material terms of the New Agreement is qualified in all respects by reference to the form of New Agreement included as Appendix A.

The advisory fee rates under the Prior Agreement and the New Agreement are the same. The Trust will continue to pay RHJ for advisory services at the following annual rates based on the average daily net assets of each Fund:

--------------------------------------------------------------------------------
          FUND                                ADVISORY FEE RATE
--------------------------------------------------------------------------------
Rice Hall James Small Cap Portfolio      0.80%
--------------------------------------------------------------------------------
Rice Hall James Micro Cap Portfolio      0.75%
--------------------------------------------------------------------------------
Rice Hall James SMID Cap Portfolio       0.90% on the first $250 million, 0.80%
                                         on the next $250 million and 0.70% for
                                         amounts over $500 million
--------------------------------------------------------------------------------

The New Agreement would require RHJ to provide the same services as RHJ provided under the Prior Agreement. RHJ shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the investment objectives and policies of the Fund.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and states that it will continue from year to year so long as its renewal is specifically approved by (a) a majority vote of the Trustees, including a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval or (b) vote of a majority of the voting securities of each Fund. It shall automatically terminate in the event of its assignment and may be terminated, without the payment of any penalty, by the Trust, by a vote of the Board or, with respect to a Fund, by the vote of a majority of the outstanding voting securities of the Fund. It may also be terminated by RHJ on not more than sixty (60) days' nor less than thirty (30) days' written notice.

The New Agreement subjects RHJ to the same standard of care and liability to which it was subject under the Prior Agreement.

     INFORMATION ON INVESTMENT ADVISORY FEES PAID

The following table shows: (i) the contractual fees payable to RHJ by the Funds pursuant to the Prior Agreement; (ii) the dollar amount of fees waived by RHJ pursuant to a contractual fee waiver agreement in place for the Funds; and
(iii) the dollar amount of advisory fees paid to RHJ by the Funds after waivers, each for the fiscal year ended October 31, 2015:

---------------------------------------------------------------------------------------------

FUND                    CONTRACTUAL FEES       FEES WAIVED BY RHJ         TOTAL FEES PAID
                                                                        TO RHJ AFTER WAIVERS
---------------------------------------------------------------------------------------------
Rice Hall James
Small Cap Portfolio         $423,116                $226,020                  $197,096
---------------------------------------------------------------------------------------------
Rice Hall James
Micro Cap Portfolio         $314,108                 $37,959                  $276,149
---------------------------------------------------------------------------------------------
Rice Hall James
SMID Cap Portfolio           $47,183                 $47,183(1)                  $0
---------------------------------------------------------------------------------------------

(1) RHJ additionally reimbursed fees of $30,451 for the Rice Hall James SMID Cap Portfolio to maintain the stated expense cap under its contractual expense limitation agreement with the Rice Hall James SMID Cap Portfolio.

     THE INTERIM AGREEMENT

The Interim Agreement took effect at the time of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the Transaction or such time as shareholders of each Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for the date and certain provisions that are required by law. For example, there is a requirement that fees payable under the Interim Agreement be paid into an interest bearing escrow account. If a Fund's shareholders approve the New Agreement by the end of the 150-day period, the amount in the escrow account relating to the Fund (including interest earned) will be paid to RHJ, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest earned on that amount while in escrow) or the amount in the escrow account relating to the Fund (including interest earned) will be paid to RHJ.

INFORMATION ABOUT RHJ

Rice Hall James & Associates, LLC, a 100% employee owned Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, California 92101, serves as the investment adviser to each Fund. As of May 31, 2016, RHJ had approximately $2.3 billion in assets under management.

Listed below are the names and titles of each principal executive officer of RHJ. The principal business address of each principal executive officer of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101.

--------------------------------------------------------------------------------
NAME                         POSITION HELD WITH RHJ
--------------------------------------------------------------------------------
Thomas W. McDowell           Chief Executive Officer & Chief Investment Officer
--------------------------------------------------------------------------------
Timothy A. Todaro            Portfolio Manager / Analyst
--------------------------------------------------------------------------------
Gary S. Rice                 Portfolio Manager
--------------------------------------------------------------------------------
Thao N. Buuhoan              President & Chief Operating Officer
--------------------------------------------------------------------------------
Cara M. Thome                Portfolio Manager / Analyst
--------------------------------------------------------------------------------
Carl M. Obeck                Chief Financial Officer
--------------------------------------------------------------------------------
Reed M. Wirick               Portfolio Manager / Analyst
--------------------------------------------------------------------------------

RHJ does not advise any other mutual funds with a similar investment objective as any of the Funds.

BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENT

At the Board Meeting, in connection with its approval of the New Agreement, the Board considered materials provided by RHJ and reviewed by the Board in advance of the Board Meeting that detailed, among other things, the terms, conditions and expected timing of the Transaction, the reasons that RHJ was undergoing the Transaction, the implications of the Transaction on RHJ's business and the pre- and post-Transaction structure of RHJ. In recognition of the fact that the Transaction had not been consummated at the time of the Board Meeting and that the Board was being asked to approve RHJ as it was expected to exist after the consummation of the Transaction as the investment adviser to the Funds, the materials provided by RHJ addressed RHJ as it was expected to exist after the consummation of the Transaction. Representatives of RHJ, attending the Board Meeting, provided further detail on the matters discussed in such materials and participated in a question and answer session. The Board, in considering the New Agreement in the context of the Transaction, relied upon representations from RHJ that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by RHJ that are discussed below; (ii) RHJ did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

At the Board Meeting, the Board also considered the terms of the New Agreement and noted that the terms of the New Agreement were identical to those of the Prior Agreement except for the date. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Agreement for RHJ, which also occurred at the Board Meeting, as part of its considerations to approve the New Agreement and recommend the approval of the New Agreement to each Fund's shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's renewal of the Prior Agreement at the Board Meeting, and the conclusions made by the Board when determining to renew the Prior Agreement for an additional one-year term.

In preparation for the Board Meeting, the Trustees requested that RHJ furnish information necessary to evaluate the terms of the Prior Agreement. Prior to the Board Meeting, the Trustees who are not considered "interested persons" (as such term is defined in the 1940 Act) of the Trust (the "Independent Trustees") met to review and discuss the information provided and submitted a request for additional information to RHJ, and information was provided in response to this request. The Trustees used this information, as well as other information that RHJ and other service providers of the Funds presented or submitted to the Board at the Board Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Agreement for an additional year.

Specifically, the Board requested and received written materials from RHJ and other service providers of the Funds regarding: (i) the nature, extent and quality of RHJ's services; (ii) RHJ's investment management personnel; (iii) RHJ's operations and financial condition; (iv) RHJ's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds' advisory fees paid to RHJ and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of RHJ's profitability from its relationship with the Funds, including both direct and indirect benefits accruing to RHJ and its affiliates; (vii) RHJ's potential economies of scale; (viii) RHJ's compliance program, including a description of material compliance matters and material compliance violations; (ix) RHJ's policies on and compliance procedures for personal securities transactions; and
(x) the Funds' performance compared with peer groups of mutual funds and the Funds' benchmark indices.

Representatives from RHJ, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board Meeting to help the Trustees evaluate RHJ's services, fees and other aspects of the Prior Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and RHJ.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by RHJ and other service providers of the Funds, renewed the Prior Agreement. In considering the renewal of the Prior Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by RHJ; (ii) the investment performance of the Funds and RHJ;
(iii) the costs of the services provided and profits realized by RHJ from its relationship with the Funds, including both direct and indirect benefits accruing to RHJ and its affiliates; (iv) the extent to which economies of scale are being realized by RHJ; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY RHJ

In considering the nature, extent and quality of the services provided by RHJ, the Board reviewed the portfolio management services provided by RHJ to the Funds, including the quality and continuity of RHJ's portfolio management personnel, the resources of RHJ, and RHJ's compliance history and compliance program. The Trustees reviewed the terms of the Prior Agreement. The Trustees also reviewed RHJ's investment and risk management approaches for the Funds. The most recent investment adviser registration form ("Form ADV") for RHJ was provided to the Board, as was the response of RHJ to a detailed series of questions which included, among other things, information about the investment advisory services provided by RHJ to the Funds.

The Trustees also considered other services provided to the Funds by RHJ such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by RHJ were sufficient to support renewal of the Prior Agreement.

     INVESTMENT PERFORMANCE OF THE FUNDS AND RHJ

The Board was provided with regular reports regarding the Funds' performance over various time periods, including since their inception, and information regarding the Funds' performance since the Prior Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds' administrator comparing the Funds' performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from RHJ provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds' performance was satisfactory, or, where the Funds' performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by RHJ in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that RHJ had been able to achieve for the Funds were sufficient to support renewal of the Prior Agreement.

     COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to RHJ, the Trustees reviewed, among other things, a report of the advisory fees paid to RHJ. The Trustees also reviewed reports prepared by the Funds' administrator comparing the Funds' net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by RHJ to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by RHJ.

The Trustees reviewed the costs of services provided by and the profits realized by RHJ from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to RHJ and its affiliates. The Trustees considered how RHJ's profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of RHJ with respect to the management of the Funds were not unreasonable. The Board also considered RHJ's commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered RHJ's views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by RHJ with respect to economies of scale.

     APPROVAL OF THE NEW AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Funds' shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS
VOTE TO APPROVE THE NEW AGREEMENT.

                             ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Funds' distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PAYMENT OF EXPENSES

RHJ or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2015, the Funds did not pay any commissions to affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Funds. On that date, the Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of each Fund's outstanding shares.

--------------------------------------------------------------------------------
RICE HALL JAMES SMALL CAP PORTFOLIO -- INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS               NUMBER OF SHARES                    % OF CLASS
--------------------------------------------------------------------------------
Charles Schwab & Co Inc          1,509,932.718                      34.12%
FBO Reinvest Account
ATTN Mutual Fund
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
Currie & Co.                      919,548.860                       20.78%
c/o Fiduciary Trust Co Intl
PO Box 3199
Church Street Station
New York, NY 10008-3199
--------------------------------------------------------------------------------
Wells Fargo FBO                   273,639.226                        6.18%
Various Retirement Plans
9888888836 NC1151
1525 West Wt Harris Blvd
Charlotte, NC 28262-8522
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RICE HALL JAMES MICRO CAP PORTFOLIO -- INSTITUTIONAL CLASS SHARES
----------------------------------------------------------------- ----------
NAME AND ADDRESS               NUMBER OF SHARES                    % OF CLASS
--------------------------------------------------------------------------------
Charles Schwab & Co Inc           542,743.446                       34.99%
Reinvest Account
ATTN Mutual Fund
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
Wells Fargo Bank NA Cust          150,027.903                        9.67%
FBO Olmsted Kaehr Nancy
A/C 355686007
PO Box 1533
Minneapolis, MN 55480-1533
--------------------------------------------------------------------------------
BNY Mellon NA                     109,807.984                        7.08%
PO Box 534005
Pittsburgh, PA 15253-4005
--------------------------------------------------------------------------------
Wachovia Bank FBO                  92,773.921                        5.98%
Various Retirement Plans
9888888836 NC 1076
1525 West Wt Harris Blvd
Charlotte, NC 28262-8522
--------------------------------------------------------------------------------
NFS LLC FEBO                       87,616.298                        5.65%
FIIOC As Agent For
Qualified Employee Benefit
Plans (401k) FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RICE HALL JAMES SMID CAP PORTFOLIO -- INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                NUMBER OF SHARES                   % OF CLASS
--------------------------------------------------------------------------------
Wells Fargo FBO                    71,171.511                       30.81%
Various Retirement Plans
9888888836 NC1151
1525 West Wt Harris Blvd
Charlotte, NC 28262-8522
--------------------------------------------------------------------------------
BNY Mellon NA                      62,282.130                       26.96%
PO Box 534005
Pittsburgh, PA 15253-4005
--------------------------------------------------------------------------------
Charles Schwab & Co                30,721.438                       13.30%
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Funds' annual report dated October 31, 2015, which covers the period from November 1, 2014 to October 31, 2015, or semi-annual report dated April 30, 2016, which covers the period from November 1, 2015 to April 30, 2016, shareholders of the Funds may call 1-866-474-5669 or write to the Funds at: Rice Hall James Funds, P.O. Box 219009, Kansas City, Missouri 64121.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of a Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting. For additional voting information, shareholders should call 1-800-331-7543 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or AST Fund Solutions, LLC, a professional proxy solicitor ("AST") that may be retained by the Trust for solicitation services for an estimated fee of $12,000, plus out-of-pocket expenses. Pursuant to this arrangement, AST has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Proposal.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO CONTRARY DIRECTION IS GIVEN ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE APPROVAL OF THE NEW AGREEMENT.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of a Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting with respect to the Fund. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the New Agreement, because an absolute percentage of affirmative votes is required to approve the New Agreement.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement.

If, for any Fund, a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the New Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the New Agreement in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the New Agreement against such an adjournment. RHJ or its affiliates will bear the costs of any adjournment and additional solicitations.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

                                                  By Order of the Trustees,

                                                  /s/ Michael Beattie
                                                  -------------------
                                                  Michael Beattie
                                                  President

                                   APPENDIX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

          INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this ____ day of ______, 2016 by and between THE ADVISORS' INNER CIRCLE FUND (the "Trust"), a Massachusetts business trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and RICE HALL JAMES & ASSOCIATES, LLC, (the "Adviser"), a Delaware limited liability corporation with its principal place of business at 600 West Broadway, Suite 1000, San Diego, CA 92101.

                              W I T N E S S E T H

          WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

          1. THE ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

          (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          The Adviser is authorized to instruct the Funds' custodian and/or broker(s) to forward promptly to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against a Fund). The Adviser may also instruct the Funds' custodian and/or broker(s) to provide reports of holdings in the portfolio of a Fund. The Adviser has the authority to engage a service provided to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Funds' custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Funds and their shareholders.

          (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Funds as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

          3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust's chief compliance officer immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the

Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current registration statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

          5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current Part II and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

          (d) USE OF THE NAME "RHJ". The Adviser has the right to use the name "RHJ" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "RHJ" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "RHJ".

          (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. THE NAME "RHJ". The Adviser grants to the Trust a license to use the name "RHJ" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and
(b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

          9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

          The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          12. DURATION AND TERMINATION.

          This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or
(ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the

Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

          13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligations and duties under this Agreement.

          15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          17. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

          18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                              THE ADVISORS' INNER CIRCLE FUND, on behalf of each Fund listed on Schedule A

                                   By:
                                        Name:
                                        Title:

                              RICE HALL JAMES & ASSOCIATES, LLC

                                   By:
                                        Name:
                                        Title:

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                         DATED _________, 2016 BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                       RICE HALL JAMES & ASSOCIATES, LLC

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:


FUND                                         FEE
--------------------------------------------------------------------------------
Rice Hall James Micro Cap Portfolio          0.75%
Institutional Class
Rice Hall James Small Cap Portfolio          0.80%
Institutional Class
Rice Hall James SMID Cap Portfolio           0.90% assets below $250 million
Investor Class                               0.80% assets above $250 million and
                                             below $500 million
                                             0.70% assets above $500 million

                               FORM OF PROXY CARD



[RHJ LOGO]                                                        PROXY CARD

                                                                  SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                                                  -------------------------------------------->

YOUR VOTE IS IMPORTANT NO                                         PROXY VOTING OPTIONS
MATTER HOW MANY SHARES                                            ---------------------------------------
YOU OWN. PLEASE CAST YOUR                                         [GRAPHIC OMITTED]  1. MAIL  your signed
PROXY VOTE TODAY!                                                                    and voted proxy back
                                                                                     in the POSTAGE PAID
                                                                                     ENVELOPE provided

                                                                  [GRAPHIC OMITTED]  2. ONLINE at
-----------------------------------------------------                                PROXYONLINE.COM
SHAREHOLDER'S REGISTRATION PRINTED HERE                                              using your proxy
                                                                                     control number found
***BOXES FOR TYPSETTING PURPOSES ONLY***                                             below

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL                  [GRAPHIC OMITTED]  3. By PHONE when you
PROXY BALLOTS.  THEY IDENTIFY LOCATION OF WINDOWS ON                                 dial toll-free
OUTBOUND 9X12 ENVELOPES.                                                             1-888-227-9349 to
-----------------------------------------------------                                reach an automated
                                                                                     touchtone voting
                                                                                     line

                                                                  [GRAPHIC OMITTED]  4. By  PHONE with a
                                                                                     LIVE OPERATOR when
                                                                                     you call toll-free
                                                                                     1-800-331-7543
                                                                                     Monday through
                                                                                     Friday 9 a.m. to
                                                                                     10 p.m. Eastern time
                                                                  ---------------------------------------

                                                                  CONTROL NUMBER > 12345678910

                                                                  ---------------------------------------



                                  RICE HALL JAMES SMALL CAP PORTFOLIO
                                              A SERIES OF
                                    THE ADVISORS' INNER CIRCLE FUND
               PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2016

The undersigned shareholder of Rice Hall James Small Cap Portfolio (the "Fund"), a  series  of  The  Advisors'
Inner Circle Fund (the "Trust"), revoking previous proxies,  hereby nominates, constitutes and appoints each of Michael Beattie and Dianne  Descoteaux,  the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is  entitled  to  vote  at the Special Meeting of Shareholders of the Fund to be held  at the offices of SEI Investments Company, One
Freedom Valley Drive, Oaks, PA  19456  on September 26, 2016, at 10:00 a.m., Eastern Time and at any and all
adjournments  thereof,  as  fully  and  with  the  same  force and effect as the undersigned  might  or could do if personally present, as  indicated herein, and in  their  discretion  upon any other business that may properly come before the meeting  and  any  and  all  adjournments  thereof.

The  undersigned acknowledges receipt of a copy of the Notice of Special Meeting of  Shareholders  and  the
Proxy  Statement.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about  the  meeting  in general,  please  call  toll-free  1-800-331-7543. Representatives  are  available to assist you Monday through Friday 9 a.m. to 10 p.m.  Eastern  Time.

IMPORTANT  NOTICE  REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS  FOR  THE SHAREHOLDER  MEETING  TO  BE
HELD ON SEPTEMBER 26, 2016.  The Proxy Statement is available  at:  www.proxyonline.com/docs/RHJ2016.pdf

--------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]


RICE HALL JAMES SMALL CAP PORTFOLIO
                                                                                                    PROXY CARD
A series of THE ADVISORS' INNER CIRCLE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO
BE COUNTED. Your signature(s) on this should
be exactly as your name(s) appear on this Proxy             __________________________________________________
(reverse side). If the shares are held jointly,             SIGNATURE (AND TITLE IF APPLICABLE)           DATE
each holder should sign this Proxy.
Attorneys-in-fact, executors, administrators,
trustees or guardians should indicate the full              __________________________________________________
title and capacity in which they are signing.               SIGNATURE (IF HELD JOINTLY)                   DATE
If a corporation or another entity, the signature
should be that of an authorized officer who
should state his or her full title.

--------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Fund's Board of Trustees.  When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no contrary direction is given.

THE  BOARD  OF  TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE  PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:   O

                                                                                FOR      AGAINST      ABSTAIN

1. To approve a new investment advisory agreement between the Trust,
on behalf of the Fund, and Rice Hall James & Associates, LLC.                    O          O            O


                         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

               PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



                                             THANK YOU FOR VOTING




--------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]


[RHJ LOGO]                                                        PROXY CARD

                                                                  SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                                                  -------------------------------------------->

YOUR VOTE IS IMPORTANT NO                                         PROXY VOTING OPTIONS
MATTER HOW MANY SHARES                                            ---------------------------------------
YOU OWN. PLEASE CAST YOUR                                         [GRAPHIC OMITTED]  1. MAIL  your signed
PROXY VOTE TODAY!                                                                    and voted proxy back
                                                                                     in the POSTAGE PAID
                                                                                     ENVELOPE provided

                                                                  [GRAPHIC OMITTED]  2. ONLINE at
-----------------------------------------------------                                PROXYONLINE.COM
SHAREHOLDER'S REGISTRATION PRINTED HERE                                              using your proxy
                                                                                     control number found
***BOXES FOR TYPSETTING PURPOSES ONLY***                                             below

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL                  [GRAPHIC OMITTED]  3. By PHONE when you
PROXY BALLOTS.  THEY IDENTIFY LOCATION OF WINDOWS ON                                 dial toll-free
OUTBOUND 9X12 ENVELOPES.                                                             1-888-227-9349 to
-----------------------------------------------------                                reach an automated
                                                                                     touchtone voting
                                                                                     line

                                                                  [GRAPHIC OMITTED]  4. By  PHONE with a
                                                                                     LIVE OPERATOR when
                                                                                     you call toll-free
                                                                                     1-800-331-7543
                                                                                     Monday through
                                                                                     Friday 9 a.m. to
                                                                                     10 p.m. Eastern time
                                                                  ---------------------------------------

                                                                  CONTROL NUMBER > 12345678910

                                                                  ---------------------------------------



                                  RICE HALL JAMES MICRO CAP PORTFOLIO
                                              A SERIES OF
                                    THE ADVISORS' INNER CIRCLE FUND
               PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2016

The undersigned shareholder of Rice Hall James Micro Cap Portfolio (the "Fund"), a  series  of  The  Advisors'
Inner Circle Fund (the "Trust"), revoking previous proxies,  hereby nominates, constitutes and appoints each of Michael Beattie and Dianne  Descoteaux,  the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is  entitled  to  vote  at the Special Meeting of Shareholders of the Fund to be held  at the offices of SEI Investments Company, One
Freedom Valley Drive, Oaks, PA  19456  on September 26, 2016, at 10:00 a.m., Eastern Time and at any and all
adjournments  thereof,  as  fully  and  with  the  same  force and effect as the undersigned  might  or could do if personally present, as  indicated herein, and in  their  discretion  upon any other business that may properly come before the meeting  and  any  and  all  adjournments  thereof.

The  undersigned acknowledges receipt of a copy of the Notice of Special Meeting of  Shareholders  and  the
Proxy  Statement.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about  the  meeting  in general,  please  call  toll-free  1-800-331-7543. Representatives  are  available to assist you Monday through Friday 9 a.m. to 10 p.m.  Eastern  Time.

IMPORTANT  NOTICE  REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS  FOR  THE SHAREHOLDER  MEETING  TO  BE
HELD ON SEPTEMBER 26, 2016.  The Proxy Statement is available  at:  www.proxyonline.com/docs/RHJ2016.pdf

--------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]


RICE HALL JAMES MICRO CAP PORTFOLIO
                                                                                                    PROXY CARD
A series of THE ADVISORS' INNER CIRCLE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO
BE COUNTED. Your signature(s) on this should
be exactly as your name(s) appear on this Proxy             __________________________________________________
(reverse side). If the shares are held jointly,             SIGNATURE (AND TITLE IF APPLICABLE)           DATE
each holder should sign this Proxy.
Attorneys-in-fact, executors, administrators,
trustees or guardians should indicate the full              __________________________________________________
title and capacity in which they are signing.               SIGNATURE (IF HELD JOINTLY)                   DATE
If a corporation or another entity, the signature
should be that of an authorized officer who
should state his or her full title.

--------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Fund's Board of Trustees.  When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no contrary direction is given.

THE  BOARD  OF  TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE  PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:   O

                                                                                FOR      AGAINST      ABSTAIN

1. To approve a new investment advisory agreement between the Trust,
on behalf of the Fund, and Rice Hall James & Associates, LLC.                    O          O            O


                         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

               PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



                                             THANK YOU FOR VOTING




--------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]


[RHJ LOGO]                                                        PROXY CARD

                                                                  SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                                                  -------------------------------------------->

YOUR VOTE IS IMPORTANT NO                                         PROXY VOTING OPTIONS
MATTER HOW MANY SHARES                                            ---------------------------------------
YOU OWN. PLEASE CAST YOUR                                         [GRAPHIC OMITTED]  1. MAIL  your signed
PROXY VOTE TODAY!                                                                    and voted proxy back
                                                                                     in the POSTAGE PAID
                                                                                     ENVELOPE provided

                                                                  [GRAPHIC OMITTED]  2. ONLINE at
-----------------------------------------------------                                PROXYONLINE.COM
SHAREHOLDER'S REGISTRATION PRINTED HERE                                              using your proxy
                                                                                     control number found
***BOXES FOR TYPSETTING PURPOSES ONLY***                                             below

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL                  [GRAPHIC OMITTED]  3. By PHONE when you
PROXY BALLOTS.  THEY IDENTIFY LOCATION OF WINDOWS ON                                 dial toll-free
OUTBOUND 9X12 ENVELOPES.                                                             1-888-227-9349 to
-----------------------------------------------------                                reach an automated
                                                                                     touchtone voting
                                                                                     line

                                                                  [GRAPHIC OMITTED]  4. By  PHONE with a
                                                                                     LIVE OPERATOR when
                                                                                     you call toll-free
                                                                                     1-800-331-7543
                                                                                     Monday through
                                                                                     Friday 9 a.m. to
                                                                                     10 p.m. Eastern time
                                                                  ---------------------------------------

                                                                  CONTROL NUMBER > 12345678910

                                                                  ---------------------------------------



                                  RICE HALL JAMES SMID CAP PORTFOLIO
                                              A SERIES OF
                                    THE ADVISORS' INNER CIRCLE FUND
               PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2016

The undersigned shareholder of Rice Hall James SMID Cap Portfolio (the "Fund"), a  series  of  The  Advisors'
Inner Circle Fund (the "Trust"), revoking previous proxies,  hereby nominates, constitutes and appoints each of Michael Beattie and Dianne  Descoteaux,  the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is  entitled  to  vote  at the Special Meeting of Shareholders of the Fund to be held  at the offices of SEI Investments Company, One
Freedom Valley Drive, Oaks, PA  19456  on September 26, 2016, at 10:00 a.m., Eastern Time and at any and all
adjournments  thereof,  as  fully  and  with  the  same  force and effect as the undersigned  might  or could do if personally present, as  indicated herein, and in  their  discretion  upon any other business that may properly come before the meeting  and  any  and  all  adjournments  thereof.

The  undersigned acknowledges receipt of a copy of the Notice of Special Meeting of  Shareholders  and  the
Proxy  Statement.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about  the  meeting  in general,  please  call  toll-free  1-800-331-7543. Representatives  are  available to assist you Monday through Friday 9 a.m. to 10 p.m.  Eastern  Time.

IMPORTANT  NOTICE  REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS  FOR  THE SHAREHOLDER  MEETING  TO  BE
HELD ON SEPTEMBER 26, 2016.  The Proxy Statement is available  at:  www.proxyonline.com/docs/RHJ2016.pdf

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[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]

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RICE HALL JAMES SMID CAP PORTFOLIO
                                                                                                    PROXY CARD
A series of THE ADVISORS' INNER CIRCLE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO
BE COUNTED. Your signature(s) on this should
be exactly as your name(s) appear on this Proxy             __________________________________________________
(reverse side). If the shares are held jointly,             SIGNATURE (AND TITLE IF APPLICABLE)           DATE
each holder should sign this Proxy.
Attorneys-in-fact, executors, administrators,
trustees or guardians should indicate the full              __________________________________________________
title and capacity in which they are signing.               SIGNATURE (IF HELD JOINTLY)                   DATE
If a corporation or another entity, the signature
should be that of an authorized officer who
should state his or her full title.

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This proxy is solicited on behalf of the Fund's Board of Trustees.  When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no contrary direction is given.

THE  BOARD  OF  TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE  PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:   O

                                                                                FOR      AGAINST      ABSTAIN

1. To approve a new investment advisory agreement between the Trust,
on behalf of the Fund, and Rice Hall James & Associates, LLC.                    O          O            O


                         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

               PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



                                             THANK YOU FOR VOTING




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[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]
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